EXHIBIT 10.3

PROMISSORY NOTE

$11,500,000	May 29, 2014
Minneapolis, Minnesota

FOR VALUE RECEIVED, the undersigned, BREN ROAD, L.L.C., a Delaware limited liability company (“Borrower”), whose address is 10 River Park Plaza; Suite 800, St. Paul, MN  55107, hereby promises to pay to the order of BELL STATE BANK & TRUST, a North Dakota banking corporation (“Lender”), whose address is 5500 Wayzata Boulevard, Minneapolis, Minnesota 55416, or its assignee, the principal sum of ELEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($11,500,000), together with interest thereon as hereinafter provided.

1.

INTEREST; PAYMENTS:

The Loan Agreement of even date herewith between Borrower and Lender (the “Loan Agreement”) sets forth the interest rate, default rate, late payment charge, payment and prepayment provisions, the maturity date and other provisions applicable to this Note, all of which are incorporated herein. Unless the context otherwise indicates, any capitalized term used herein, but not defined herein, shall have the meaning given such term in the Loan Agreement.

2.

SECURITY:

This Note is secured by the Mortgage on certain real and personal property owned by Borrower located in Minnetonka, Minnesota, generally known, located or described as 10301 Bren Road West, Minnetonka, MN 55343, plus certain other security agreements and guaranties, more particularly described in the Loan Agreement.  The terms of the Mortgage are incorporated herein.  Disbursements of the principal of this Note will be made pursuant to the terms of the Loan Agreement.

3.

DEFAULT:

If an Event of Default (as defined in the Loan Agreement) occurs, Lender is entitled to all of the rights and remedies provided for in the Loan Agreement, the Mortgage and the other Loan Documents, including without limitation the right to declare the principal balance hereof to be immediately due and payable and any other rights and remedies of Lender at law or in equity, and Lender may enforce the covenants, agreements and undertakings of Borrower contained in this Note, in the Loan Agreement, in the Mortgage and in the other Loan Documents and may exercise the remedies provided for thereby or otherwise available in respect to this Note, the Mortgage and the other Loan Documents, all in accordance with the terms thereof.

4.

WAIVERS:

Except as herein provided, Borrower and all others who may become liable for all or part of the principal balance hereof or for any obligations of Borrower to Lender or the holder hereof (a) jointly and severally, forever waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, (b) agree that the time of payment of the debt or any part thereof may be extended from time to time without modifying or releasing the lien and security interest of the Mortgage or the other Loan Documents or the liability of Borrower or any other such parties, the right of recourse against Borrower and such parties being hereby reserved by Lender; and (c) agree that time is of the essence.  Borrower agrees to pay all costs of collection when incurred, whether suit be brought or not, including reasonable attorneys’ fees and costs of suit and preparation therefor, and to perform and comply with each of the covenants, conditions, provisions and agreements of Borrower contained in this Note, the Loan Agreement, the Mortgage and the other Loan Documents.  It is expressly agreed by Borrower that no extensions of time for the payment of this Note, nor the failure on the part of Lender to exercise any of its rights hereunder, under the Mortgage or under the Loan Documents, shall operate to release, discharge, modify, change or affect the original liability under this Note, the Loan Agreement, the Mortgage or the other Loan Documents, either in whole or in part.

5.

SEVERABILITY:

If any provision of this Note shall be illegal or unenforceable, such provision shall be deemed canceled to the same extent as though it never had appeared herein, but the remaining provisions shall not be affected thereby.

6.

NOTICES:

All notices, requests, demands and other communications required or permitted to be given hereunder will be given in the manner provided in the Loan Agreement.

7.

SUCCESSORS:

All rights, powers, privileges and immunities herein granted to Lender shall extend to its successors and assigns and any other legal holder of this Note, with full right by Lender to assign and/or sell same.

8.

GOVERNING LAW, JURISDICTION, CONSENT TO SERVICE, VENUE AND JURY TRIAL:

(a)

This Note shall be governed by and construed in accordance with the internal laws (but otherwise without regard to the conflict of laws provisions) of the State of Minnesota.

(b)

The Borrower hereby irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against Lender (or any of its affiliates) in any way relating to this Note or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the U.S. Federal or Minnesota state courts sitting in Hennepin County, Minnesota, and hereby irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Minnesota State or, to the extent permitted by law, in such Federal court. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)

The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note or any other Loan Document in any court referred to in Section 8(b).  The Borrower hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)

Borrower irrevocably consents to service of process in the manner provided for notices in Section 8.4 of the Loan Agreement. Nothing in this Note or any other Loan Document will affect the right of any party to serve process in any other manner permitted by law.

(e)

WAIVER OF JURY TRIALBORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature page follows]

Signed on the day and year first above written.

BREN ROAD L.L.C. a Delaware limited liability company

By:	/s/ Gerald L. Trooien
Gerald L. Trooien
Chief Manager

[Signature page to Promissory Note]

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